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                                                                 EXHIBIT 10.32.2

                            AMENDED AND RESTATED NOTE

$15,464,750.00                                                            , 2002
                                                       -------------- ----

     FOR VALUE RECEIVED, the undersigned Subsidiaries of KNOLOGY Broadband, Inc., a Delaware corporation (collectively, the "Borrowers"), hereby promise to pay to the order of Wachovia Bank, National Association (the "Lender"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to below, the principal sum of FIFTEEN MILLION FOUR HUNDRED SIXTY-FOUR THOUSAND SEVEN HUNDRED FIFTY AND NO 100/DOLLARS ($15,464,750.00), or, if less, the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement) made by the Lender to the Borrowers from time to time pursuant to the Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article IV of the Credit Agreement.

     This Note is the Note referred to in, and is entitled to the benefits of,
the Amended and Restated Credit Agreement dated as of                  , 2002
                                                     -------------- --
(as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrowers, KNOLOGY Broadband, Inc., as Guarantor, the lenders (including the Lender) party thereto and Wachovia Bank, National Association (formerly known as First Union National Bank), as Administrative Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     The Borrowers hereby waive all requirements as to diligence, presentment, demand for payment, notice of dishonor, protest and notice of protest.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

     This Note is an amendment and restatement of, and not a prepayment of, the Note payable by the Borrowers to the order of the Lender pursuant to the Existing Credit Agreement.

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     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

[CORPORATE SEAL]                             KNOLOGY OF COLUMBUS, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF MONTGOMERY, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF PANAMA CITY, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF AUGUSTA, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF CHARLESTON, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF SOUTH CAROLINA,
                                             INC., as Borrower

[CORPORATE SEAL]                             KNOLOGY OF ALABAMA, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF FLORIDA, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF HUNTSVILLE, INC.,
                                             as Borrower

                           [Signature Pages Continue]

[Revolving Credit Note]

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[CORPORATE SEAL]                             KNOLOGY OF TENNESSEE, INC.,
                                             as Borrower

[CORPORATE SEAL]                             KNOLOGY OF GEORGIA, INC.,
                                             as Borrower


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

[Revolving Credit Note]